Exhibit 99.1

EXECUTIVE EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT, dated June 25, 2014 (the “Agreement”), is between VAPE HOLDINGS, INC., a Delaware corporation (the “Company”), and Allan Viernes, CPA (“Executive”), an individual. Company and Executive may be referred to herein individually as a “Party” or collectively as the “Parties.”

1.            POSITION AND RESPONSIBILITIES

a.   Position. Pursuant to this Agreement, Executive shall render services to the Company as its Chief Financial Officer. Executive shall report to the Board of Directors and will have such duties, powers, and responsibilities customary for the chief financial officer of a corporation of the size, type, and nature of the Company. Executive shall apply his best efforts, skill, knowledge, and attention to the business of the Company in the performance of his duties to the Company.

b.   Other Activities. Except upon the prior written consent of the Company, which may be granted or withheld in the Company’s sole discretion, Executive will not, while employed by the Company, (i) engage, directly or indirectly, in any other business activity (whether or not pursued for pecuniary advantage) that might create a conflict of interest with the Company; or (ii) engage, directly or indirectly, in any other business activity or revenue stream (whether or not pursued for pecuniary advantage) presented to or identified by Executive in the same or similar businesses to those of the Company or related to or arising from the operations of the Company.

c.   No Conflict. Executive represents and warrants that Executive’s execution of this Agreement, Executive’s employment with the Company, and the performance of Executive’s proposed duties under this Agreement, does not and will not violate any obligations the Executive may have to any other employer, person or entity, including any obligations with respect to proprietary or confidential information of any other person or entity.

2.            COMPENSATION AND BENEFITS

a.   Base Salary.  In consideration of the services to be rendered under this Agreement, the Company shall pay Executive compensation at the rate of $4,000 per month, less all applicable wage deductions (“Base Salary”). The Base Salary shall begin accruing on June 25, 2014. The Base Salary shall be paid in accordance with the Company’s regularly established payroll practice. To the extent Executive and the Company agree by mutual written agreement which specifically refers to this Section 2(a) to defer any Base Salary earned within a taxable year, this deferred compensation shall paid to Executive within two and a half months of the end of the Company’s tax year in which the compensation is earned. The Base Salary will be reviewed from time to time in accordance with the established procedures of the Company for adjusting salaries for similarly situated Executives and may be adjusted in the sole discretion of the Company.

b.   Bonus.  Executive may be eligible to receive a discretionary annual bonus, to be determined in the sole and absolute discretion of the Board of Directors (the “Board”), of up to 100% of the Base Salary, based upon the Board’s evaluation of the performance of Executive, the Company’s operating results and such other criteria as may be determined by the Board to be relevant. Executive must be employed on the date such bonus, if any, is paid in order to be eligible for same.

c.   Benefits. Executive shall be eligible to participate in the benefits made generally available by the Company to similarly situated employees, if any, in accordance with the benefit plans established by the Company and subject to the terms, conditions, limitations and exclusions of the applicable plans, and as may be amended from time to time in the Company’s sole discretion. The foregoing shall not, in any way, require the Company to establish any such benefits or continue to maintain any such benefits.

d.   Expenses. Upon presentation of verifiable invoices and other documentation as may be requested by the Company, the Company shall reimburse Executive for reasonable business expenses incurred in the performance of Executive’s duties hereunder in accordance with the Company’s expense reimbursement guidelines.

3.            TERM OF EMPLOYMENT

Executive’s employment shall begin on the date of this Agreement and shall continue for a period of one (1) year, unless terminated earlier by either Party pursuant to Section 4 of this Agreement (the “Employment Term”). At the end of the Employment Term, this Agreement will be automatically renewed in increments of one (1) year, unless terminated in writing by the Company or in accordance with Section 4 of this Agreement.

4.            TERMINATION

a.   Termination Without Cause. Either Party may terminate this Agreement at any time for any reason or no reason, upon thirty (30) days advance written notice. During such notice period Executive shall continue to diligently perform all of Executive’s duties hereunder. The Company shall have the option, in its sole discretion, to make Executive’s termination effective at any time prior to the end of such notice period as long as the Company pays Executive all compensation to which Executive is entitled up through the last day of the thirty-day notice period. Thereafter all obligations of the Company to the Executive shall cease.

b.   Termination by Company on Account of Cause. Notwithstanding anything in this Agreement to contrary, if Executive’s employment is terminated by the Company on account of Cause (as defined below), Executive shall not receive any benefits or compensation following the date of termination except for accrued but unpaid salary, which shall be paid to Executive. “Cause” means (i) an intentional tort (excluding any tort relating to a motor vehicle) which causes substantial loss, damage, or injury to the property or reputation of the Company or its subsidiaries; (ii) any serious crime or intentional, material act of fraud or dishonesty against the Company, (iii) the commission of a felony that results in other than immaterial harm to the Company’s business or the reputation of the Company or Executive, (iv) habitual neglect of Executive’s reasonable duties (for reason other than illness or incapacity) which is not cured within thirty (30) days after written notice thereof by the Board to Executive, (v) the disregard of written, material policies of the Company which causes other than immaterial loss, damage, or injury to the property or reputation of the Company which is not cured within ten days after written notice thereof by the Board to Executive, and (vi) any material breach of Executive’s ongoing obligation not to disclose confidential information.

c.   Termination By Death. Executive’s employment shall terminate automatically upon the Executive’s death. The Company shall pay to Executive’s beneficiaries or estate, as appropriate, any compensation then due and owing up through the date of Executive’s death. Thereafter all obligations of the Company under this Agreement shall cease. Nothing in this Section 4(c) shall affect any entitlement of Executive’s heirs or devisees to the benefits of any life insurance plan or other applicable benefits.

d.   Termination By Disability. If Executive becomes eligible for the Company’s long term disability benefits or if, in the sole opinion of the Company, Executive is unable to carry out the responsibilities and functions of the position held by Executive by reason of any physical or mental impairment for more than ninety consecutive days or more than one hundred and twenty days in any twelve-month period, then, to the extent permitted by law, the Company may terminate Executive’s employment. The Company shall pay to Executive all compensation to which Executive is entitled up through the date of termination, and thereafter all obligations of the Company under this Agreement shall cease. Nothing in this Section 4(d) shall affect Executive’s rights under any disability plan in which Executive is a participant.

5.            TERMINATION OBLIGATIONS

a.   Return of Property. Executive agrees that all property (including without limitation all electronic devices, equipment, tangible proprietary information, documents, records, notes, contracts and computer-generated materials) which was furnished, created, or prepared incidentally to Executive’s employment belongs to the Company and shall be promptly returned to the Company upon termination of Executive’s employment.

b.           Resignation and Cooperation. Upon termination of Executive’s employment, Executive shall be deemed to have resigned from all officer and management positions then held with the Company. Following any termination of employment and prior to the last day of Executive’s employment, Executive shall reasonably cooperate with the Company in the winding up of pending work on behalf of the Company and the orderly transfer of work to other employees. Executive shall also cooperate with the Company in the defense of any action brought by any third party against the Company that relates to Executive’s employment by the Company at the Company’s sole cost and expense.

6.            CONFIDENTIAL INFORMATION

a.           Obligation to Maintain Confidentiality.  Executive acknowledges that the continued success of the Company depends upon the use and protection of a large body of confidential and proprietary information. All of such confidential and proprietary information now existing or to be developed in the future will be referred to in this Agreement as “Confidential Information”. Confidential Information will be interpreted as broadly as possible to include all information of any sort (whether merely remembered or embodied in a tangible or intangible form) that is (i) related to the Company’s prior, current or potential business and (ii) is not generally or publicly known. Confidential Information includes, without specific limitation, the information, observations and data obtained by Executive during the course of the Employment Term and his performance under this Agreement concerning the business and affairs of the Company, information concerning acquisition opportunities in or reasonably related to the Company’s business or industry of which Executive is aware or becomes aware during the Employment Term, the persons or entities that are current, former or prospective suppliers or customers of any one or more of them during the course of Executive’s performance under this Agreement, as well as development, transition and transformation plans, methodologies and methods of doing business, strategic, marketing and expansion plans, including plans regarding planned and potential sales, financial and business plans, Executive lists and telephone numbers, new and existing programs and services, prices and terms, customer service, integration processes, requirements and costs of providing service, support and equipment. Therefore, Executive agrees that he shall not disclose to any unauthorized person or use for his own account any of such Confidential Information without the Company’s prior written consent, unless and to the extent that any Confidential Information: (i) becomes generally known to and available for use by the public other than as a result of Executive’s acts or omissions to act or (ii) is required to be disclosed pursuant to any applicable law or court order. Executive agrees to deliver to the Company at the end of the Employment Term, or at any other time the Company may request in writing, all memoranda, notes, plans, records, reports and other documents (and copies thereof) relating to the business of the Company (including, without limitation, all Confidential Information) that he may then possess or have under his control.

b.   Ownership of Intellectual Property. Executive agrees to make prompt and full disclosure to the Company of all ideas, discoveries, trade secrets, inventions, innovations, improvements, developments, methods of doing business, processes, programs, designs, analyses, drawings, reports, data, software, firmware, logos and all similar or related information (whether or not patentable and whether or not reduced to practice) that relate to the Company’s actual or anticipated business, research and development, or existing or future products or services and that are conceived, developed, acquired, contributed to, made, or reduced to practice by Executive (either solely or jointly with others) while employed by the Company (collectively, “Work Product”). Any copyrightable work falling within the definition of Work Product shall be deemed a “work made for hire” under the copyright laws of the United States, and ownership of all rights therein shall vest in the Company. To the extent that any Work Product is not deemed to be a “work made for hire”, Executive hereby assigns and agrees to assign to the Company all right, title and interest, including without limitation, the intellectual property rights that Executive may have in and to such Work Product. Executive shall promptly perform all actions reasonably requested by the Manager (whether during or after the Employment Term) to establish and confirm the Company’s ownership (including, without limitation, providing testimony and executing assignments, consents, powers of attorney, and other instruments). Executive understands, however, that there is no obligation being imposed on him to assign to the Company, any invention falling within the definition of Work Product for which no equipment, supplies, facility, or trade secret information of the Company was used and that was developed entirely on his own time, unless: (i) such Work Product relates (A) to the Company’s businesses or (B) to their actual or demonstrably anticipated research or development, or (ii) the Work Product results from any work performed by him for them under this Agreement.

c.           Third Party Information. Executive understands that the Company will receive from third parties confidential or proprietary information (“Third Party Information”) subject to a duty on the Company’s part to maintain the confidentiality of such information and to use it only for certain limited purposes. During the Employment Term and thereafter, and without in any way limiting the provisions of Section 6, Executive will hold Third Party Information in the strictest confidence and will not disclose to anyone (other than personnel of the Company who need to know such information in connection with their work for the Company) or use, except in connection with his work for the Company, Third Party Information unless expressly authorized in writing by the Manager.

d.           Use of Information of Prior Employers. Executive represents and warrants and covenants that Executive shall not disclose to the Company, or use, or induce the Company to use, any proprietary information or trade secrets of others at any time, including but not limited to any proprietary information or trade secrets of any former employer, if any; and Executive acknowledges and agrees that any violation of this provision shall be grounds for Executive’s immediate termination and could subject Executive to substantial civil liabilities and criminal penalties. Executive further specifically and expressly acknowledges that no officer or other Executive or representative of the Company has requested or instructed Executive to disclose or use any such third party proprietary information or trade secrets.

7.            AMENDMENTS; WAIVERS; REMEDIES

This Agreement may not be amended or waived except by a writing signed by Executive and by a duly authorized representative of the Company other than Executive. Failure to exercise any right under this Agreement shall not constitute a waiver of such right. Any waiver of any breach of this Agreement shall not operate as a waiver of any subsequent breaches. All rights or remedies specified for a party herein shall be cumulative and in addition to all other rights and remedies of the party hereunder or under applicable law.

8.            ASSIGNMENT; BINDING EFFECT

a.           Assignment. The performance of Executive is personal hereunder, and Executive agrees that Executive shall have no right to assign and shall not assign or purport to assign any rights or obligations under this Agreement. This Agreement may be assigned or transferred by the Company; and nothing in this Agreement shall prevent the consolidation, merger or sale of the Company or a sale of any or all or substantially all of its assets.

b.           Binding Effect. Subject to the foregoing restriction on assignment by Executive, this Agreement shall inure to the benefit of and be binding upon each of the parties; the affiliates, officers, managers, agents, successors and assigns of the Company; and the heirs, devisees, spouses, legal representatives and successors of Executive.

9.            NOTICES

All notices or other communications required or permitted hereunder shall be made in writing and shall be deemed to have been duly given if delivered: (a) by hand; (b) by a nationally recognized overnight courier service; or (c) by United States first class registered or certified mail, return receipt requested, to the principal address of the other party. The date of notice shall be deemed to be the earlier of: (i) actual receipt of notice by any permitted means, or (ii) five business days following dispatch by overnight delivery service or the United States Mail. Executive shall be obligated to notify the Company in writing of any change in Executive’s address.

10.          SEVERABILITY

If any provision of this Agreement shall be held by a court or arbitrator to be invalid, unenforceable, or void, such provision shall be enforced to the fullest extent permitted by law, and the remainder of this Agreement shall remain in full force and effect. In the event that the time period or scope of any provision is declared by a court or arbitrator of competent jurisdiction to exceed the maximum time period or scope that such court or arbitrator deems enforceable, then such court or arbitrator shall reduce the time period or scope to the maximum time period or scope permitted by law.

11.          TAXES

All amounts paid under this Agreement (including without limitation Base Salary) shall be paid less all applicable state and federal tax withholdings and any other withholdings required by any applicable jurisdiction.

12.          GOVERNING LAW; DISPUTE RESOLUTION

The parties agree that any dispute, controversy or claim between Executive and the Company based on, arising out of or relating to Executive’s employment under this Agreement or the termination of same, including, without limitation, any and all claims under Title VII of the Civil Rights Acts of 1964 as amended, the Civil Rights Act of 1870, the Americans with Disabilities Act of 1990 as amended, the Americans with Disabilities Act Amendments Act of 2008, the Age Discrimination in Employment Act as amended, the Older Workers Benefit Protection Act, the Fair Labor Standards Act of 1938 as amended by the Equal Pay Act of 1963, the Lilly Ledbetter Fair Pay Act of 2009, the Family and Medical Leave Act, the Executive Retirement Income Security Act of 1974, the Civil Rights Act of 1991, the Genetic Information Nondiscrimination Act of 2008, the Consolidated Omnibus Budget Reconciliation Act, the U.S. Patriot Act, the Sarbanes-Oxley Act of 2002, the Dodd–Frank Wall Street Reform and Consumer Protection Act, and any other federal, state or local civil rights, disability, discrimination, retaliation or labor law, or any theory of contract, criminal, arbitral or tort law, shall be settled by final and binding arbitration in Los Angeles County, California, administered by the American Arbitration Association (“AAA”) pursuant to the National Rules for the Resolution of Employment Disputes of the AAA (“Rules of the AAA”). This Agreement shall be construed in accordance with the laws of the State of California without reference to the conflict of laws provisions thereof, and judgment upon any resulting arbitration award may be entered in any court of competent jurisdiction.

13.          INTERPRETATION

This Agreement shall be construed as a whole, according to its fair meaning, and not in favor of or against any party. Sections and section headings contained in this Agreement are for reference purposes only, and shall not affect in any manner the meaning or interpretation of this Agreement. Whenever the context requires, references to the singular shall include the plural and the plural the singular and references to the masculine pronoun shall include the feminine and the neuter, and the singular shall include the plural. This Agreement and the provisions contained herein shall not be construed or interpreted for or against any party hereto because that party drafted or caused that party’s legal representative to draft any of its provisions.

14.          OBLIGATIONS SURVIVE TERMINATION OF EMPLOYMENT

Executive agrees that any and all of Executive’s obligations under this Agreement (other than Section 1) shall survive the termination of employment and the termination of this Agreement in accordance with their terms.

15.          COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original of this Agreement, but all of which together shall constitute one and the same instrument.

16.          AUTHORITY

Each party represents and warrants that such party has the right, power and authority to enter into and execute this Agreement and to perform and discharge all of its obligations hereunder; and that this Agreement constitutes the valid and legally binding agreement and obligation of such party and is enforceable in accordance with its terms.

17.          ENTIRE AGREEMENT

This Agreement constitutes the entire agreement of the Company and Executive relating to the subject matter hereof and supersedes all prior oral and written understandings and agreements relating to such subject matter. To the extent that the practices, policies or procedures of the Company, now or in the future, apply to Executive and are inconsistent with the terms of this Agreement, the provisions of this Agreement shall control.

18.          EXECUTIVE ACKNOWLEDGEMENT

EXECUTIVE ACKNOWLEDGES EXECUTIVE HAS HAD THE OPPORTUNITY TO CONSULT LEGAL COUNSEL CONCERNING THIS AGREEMENT, THAT EXECUTIVE HAS READ AND UNDERSTANDS THE AGREEMENT, THAT EXECUTIVE IS FULLY AWARE OF ITS LEGAL EFFECT, AND THAT EXECUTIVE HAS ENTERED INTO IT FREELY BASED ON EXECUTIVE’S OWN JUDGMENT AND NOT ON ANY REPRESENTATIONS OR PROMISES OTHER THAN THOSE CONTAINED IN THIS AGREEMENT.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

VAPE HOLDINGS, INC.		EXECUTIVE

By:	/s/ Kyle Tracey	/s/ Allan Viernes
	Kyle Tracey,	Allan Viernes, CPA, an individual
its Chief Executive Officer